UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2012

STAG INDUSTRIAL, INC.

(Exact name of registrant specified in its charter)

Maryland	1-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

99 High Street, 28th Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On December 14, 2012, STAG Industrial, Inc. (the “Company”) and its operating partnership, STAG Industrial Operating Partnership, L.P., entered into separate equity distribution agreements with RBC Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc., UBS Securities LLC and Wells Fargo Securities, LLC (each a “sales agent,” and collectively, the “sales agents”). In accordance with the terms of the equity distribution agreements, the Company may offer and sell shares of its common stock (the “Shares”) having an aggregate offering price of up to $75 million from time to time through the sales agents.

Sales of the Shares, if any, may be made in in negotiated transactions or transactions that are deemed to be “at the market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The sales agents are not required, individually or collectively, to sell any specific number or dollar amount of Shares, but upon acceptance of a placement notice from the Company and subject to the terms and conditions of the applicable distribution agreement, each sales agent, if acting as agent, will use commercially reasonable efforts consistent with its normal trading and sales practices to sell Shares on the terms set forth in such placement notice.

Each sales agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as sales agent under the applicable equity distribution agreement.

The Company may also sell some or all of the Shares to a sales agent as principal for its own account at a price agreed upon at the time of sale.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-181290), which was declared effective by the Securities and Exchange Commission on May 18, 2012, and a prospectus supplement dated December 14, 2012, as the same may be amended or supplemented.

The foregoing description of the equity distribution agreements does not purport to be complete and is qualified in its entirety by reference to the exhibits filed with this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated as of December 14, 2012, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and RBC Capital Markets, LLC

1.2	Equity Distribution Agreement, dated as of December 14, 2012, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.3	Equity Distribution Agreement, dated as of December 14, 2012, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and Raymond James & Associates, Inc.

1.4	Equity Distribution Agreement, dated as of December 14, 2012, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and UBS Securities LLC

1.5	Equity Distribution Agreement, dated as of December 14, 2012, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and Wells Fargo Securities, LLC

5.1	Opinion of Hunton & Williams LLP re legality

8.1	Opinion of Hunton & Williams LLP regarding certain tax matters

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

	By:	/s/ Kathryn Arnone
Kathryn Arnone
Executive Vice President, General Counsel and Secretary

Dated: December 14, 2012

EXHIBIT INDEX

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated as of December 14, 2012, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and RBC Capital Markets, LLC

1.2	Equity Distribution Agreement, dated as of December 14, 2012, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

1.3	Equity Distribution Agreement, dated as of December 14, 2012, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and Raymond James & Associates, Inc.

1.4	Equity Distribution Agreement, dated as of December 14, 2012, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and UBS Securities LLC

1.5	Equity Distribution Agreement, dated as of December 14, 2012, by and among STAG Industrial, Inc., STAG Industrial Operating Partnership, L.P. and Wells Fargo Securities, LLC

5.1	Opinion of Hunton & Williams LLP re legality

8.1	Opinion of Hunton & Williams LLP regarding certain tax matters

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)